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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  CNBC BANCORP
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             (Exact name of registrant as specified in its charter)


             Ohio                                      31-1478140
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(State of incorporation organization)    (I.R.S. employer identification number)


100 East Wilson Bridge Road,
Suite 100, Worthington, Ohio                             43085
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(Address of principal executive offices)               (Zip Code)

     If this form relates to the registration of a      If this form relates to the registration of
     class of securities pursuant to Section            a class of securities pursuant to Section
     12(b) of the Exchange Act and is effective         12(g) of the Exchange Act and is
     pursuant to General Instruction A.(c),             effective pursuant to General
     please check the following box. [ ]                Instruction A.(d), please check the
                                                        following box. [X]


Securities Act Registration Statement File Number to which this form relates:  333-68797
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Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class          Name of each exchange on which
        to be so registered          each class is to be registered
        -------------------          ------------------------------

               N/A                                 N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                            Common Stock, Without Par
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                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant incorporates by reference herein the description of the Registrant's Common Stock, without par, appearing under the caption "Description of Securities" contained in the Registrant's Registration Statement on Form SB-2 filed with the SEC on March 12, 1999 (Registration No. 333-68797).


ITEM 2.  EXHIBITS.

         The following exhibits are filed as part of the Registration Statement:

       Exhibit No.   Description of Exhibit
       -----------   ----------------------

           3.1 Articles of Incorporation of Registrant (reference is made to Exhibit 3.1 of the Registrant's Registration Statement on
                    Form SB-2 filed with the SEC on March 12, 1999, which
                    exhibit is incorporated herein by reference).

           3.2      Regulations of Registrant (reference is made to Exhibit 3.2 of the Registrant's Registration Statement on Form SB-2 filed with the SEC on March 12, 1999, which exhibit is incorporated herein by reference).

           4.1 Form of Registrant's Common Share Certificate (reference is made to Exhibit 4.1 of the Registrant's Registration
                    Statement on Form SB-2 filed with the SEC on March 12, 1999, which exhibit is incorporated herein by reference).


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             CNBC BANCORP



Dated:  November 19, 1999                    By:  /s/ John A. Romelfanger
                                                  ------------------------------
                                                  John A. Romelfanger
                                                  Its:  Vice President,
                                                    Secretary and Treasurer



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